LIMITED PARTNERS' EQUITY	6 Months Ended
Jun. 30, 2024
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS' EQUITY
Limited partners’ equity
As at June 30, 2024, 285,052,340 LP units were outstanding (December 31, 2023: 287,164,340 LP units) including 74,339,049 LP units (December 31, 2023: 74,339,049 LP units) held by Brookfield Holders. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.
During the three and six months ended June 30, 2024, 62,494 and 157,512 LP units, respectively (2023: 65,160 and 137,279 LP units, respectively) were issued under the distribution reinvestment plan at a total value of $2 million and $4 million, respectively (2023: $2 million and $4 million, respectively).
During the three and six months ended June 30, 2024, exchangeable shareholders of BEPC exchanged 7,459 and 10,142 BEPC exchangeable shares, respectively (2023: 833 and 2,575 shares, respectively) for an equivalent number of LP units amounting to less than $1 million (2023: less than $1 million).
As at June 30, 2024, Brookfield Holders held a direct and indirect interest of approximately 48% of Brookfield Renewable on a fully-exchanged basis. Brookfield Holders held a direct and indirect interest of 313,640,823 LP units, Redeemable/Exchangeable partnership units, the remaining is held by public investors.
On an unexchanged basis, Brookfield Holders hold a 26% direct and indirect limited partnership interest in Brookfield Renewable, a 41% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a direct 1% GP interest in BRELP and a 25% direct and indirect interest in the exchangeable shares of BEPC as at June 30, 2024.
In December 2023, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units and outstanding BEPC exchangeable shares. Brookfield Renewable is authorized to repurchase up to 14,361,497 LP units and 8,982,586 BEPC exchangeable shares, representing 5% of each of its issued and outstanding LP units and BEPC exchangeable shares. The bids will expire on December 17, 2024, or earlier should Brookfield Renewable complete its repurchases prior to such date. During the three and six months ended June 30, 2024, there were 983,400 and 2,279,654 LP units, respectively (2023: nil and nil, respectively) repurchased at a total cost of $23 million and $52 million, respectively (2023: nil and nil, respectively). During the three and six months ended June 30, 2024, there was 1,063,400 and 2,279,654 LP units, respectively (2023: nil and nil, respectively) cancelled. During the three and six months ended June 30, 2024 and 2023, there were no BEPC exchangeable shares repurchased.

Distributions
The composition of distributions for the three and six months ended June 30 are presented in the following table:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2024	2023	2024	2023
Brookfield Holders	$27	$23	$53	$47
External LP unitholders	74	69	151	142
	$101	$92	$204	$189
In February 2024, Unitholder distributions were increased to $1.42 per LP unit on an annualized basis, an increase of $0.07 per LP unit, which took effect with the distribution paid in March 2024.
Distributions paid during the three and six months ended June 30, 2024 totaled $105 million and $199 million, respectively (2023: $91 million and $182 million).